SECOND AMENDMENT TO
                         AMENDED AND RESTATED REVOLVING
                             AND TERM LOAN AGREEMENT


     THIS SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING AND TERM LOAN AGREEMENT (this "Amendment"), made by and among Cavalier Homes, Inc., a Delaware corporation ("Cavalier Homes"), Quality Housing Supply, LLC, a Delaware limited liability company, Cavalier Manufacturing, Inc., a Delaware corporation, Cavalier Industries, Inc., a Delaware corporation, Delta Homes, Inc., a Mississippi corporation, Cavalier Enterprises, Inc., a Delaware corporation, Cavalier Associated Retailers, Inc., a Delaware corporation, Quality Certified Insurance Services, Inc., an Alabama corporation, Cavalier Asset Management, Inc., a Delaware corporation, Cavalier Manufacturing Asset Co., Inc., a Delaware corporation, Cavalier Industries Asset Co., Inc., a Delaware corporation, Cavalier Enterprises Asset Co., Inc., a Delaware corporation, Cavalier Real Estate Co., Inc., a Delaware corporation, and CIS Financial Services, Inc., an Alabama corporation (formerly Cavalier Acceptance Corporation) ("CIS Financial") (collectively, the "Initial Participating Subsidiaries"; Cavalier Homes and the Initial Participating Subsidiaries, together with all entities who hereafter become Participating Subsidiaries or Participating Partnerships, being hereinafter sometimes collectively referred to as the "Borrowers"), and First Commercial Bank, an Alabama state banking corporation ("Lender"), is dated as of the 4th day of May, 2001.


                              R E C I T A L S :
                              ---------------


     WHEREAS, Cavalier Homes, the Initial Participating Subsidiaries and Lender entered into that certain Amended and Restated Revolving and Term Loan Agreement dated as of March 31, 2000, as amended by that certain First Amendment to Amended and Restated Revolving and Term Loan Agreement dated as of September 29, 2000 (as heretofore amended, the "Agreement"), pursuant to which Lender made available, subject to the terms and conditions thereof, to such Borrowers, a revolving loan in the maximum principal amount of up to $35,000,000 (the "Revolving Loan"), and to CIS Financial, a term loan facility of up to $35,000,000 (the "Term Loans"); provided, however, that the collective outstanding balances of the Revolving Loan and all of the Term Loans may not exceed $35,000,000;


     WHEREAS, the Agreement amended and restated in its entirety that certain Revolving, Warehouse and Term Loan Agreement dated as of February 17, 1994, as amended by that certain First Amendment to Revolving, Warehouse and Term Loan Agreement dated as of March 14, 1996, as further amended by that certain Second Amendment to Revolving, Warehouse and Term Loan Agreement dated as of June 1, 1998, by and among Cavalier Homes and certain of the Initial Participating Subsidiaries;


     WHEREAS, the Revolving Loan is currently evidenced by that certain Amended and Restated Revolving Note in the original principal amount of $35,000,000 dated as of March 31, 2000, as amended by that certain Modification to Amended and Restated Revolving Note dated as of September 29, 2000 (as heretofore amended, the "Revolving Note"); and


     WHEREAS, Borrowers have requested that Lender agree to amend certain covenants contained in the Agreement and Lender is willing to do so, but only on the express condition, among others, that Borrowers enter into this Amendment, pursuant to which the Agreement shall be amended and modified.


     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree, each with the other, as follows:


     1. Unless otherwise defined herein or unless the context shall expressly indicate otherwise, all capitalized terms which are used herein shall have their respective meanings given to them in the Agreement.

     2. Section 7.3(A)(2) of the Agreement is hereby amended and restated in its entirety to read as follows:

     "(2) The sum of (A) and (B) below  must at all  times  equal or exceed
          $58,000,000:

               (A)      Consolidated Tangible Net Worth, plus

               (B)      (i)     in  fiscal  year  2000,  the  treasury     stock
purchased  by Cavalier Homes in year 2000, valued at cost, and

                       (ii)    in  fiscal  year  2001,  the  treasury      stock
purchased  by Cavalier Homes in years 2000 and 2001, valued at cost."

     3. Schedule I of the Agreement is hereby amended to amend and restate the definition of "Revolving Loan Commitment" in its entirety as follows:

     ""Revolving Loan Commitment" means the Lender's commitment to lend to Borrowers up to the sum of $35,000,000 in principal amount outstanding from time to time pursuant to Article II of the Agreement, and subject to, the terms of the Agreement; provided that (i) if at any time the sum of (A) and (B) below is less than $85,000,000 but greater than $65,000,000, the Revolving Loan Commitment shall be automatically adjusted to be thirty-five percent (35%) of the sum of (A) and (B) below; and (ii) if at any time the sum of (A) and (B) below is equal to or less than $65,000,000, the Revolving Loan Commitment shall be automatically adjusted to be thirty percent (30%) of the sum of (A) and (B) below:

               (A)      Consolidated Tangible Net Worth, plus

               (B)      (i)     in  fiscal  year  2000,  the  treasury     stock
purchased  by Cavalier Homes in year 2000, valued at cost, and

                       (ii)    in  fiscal  year  2001,  the  treasury      stock
purchased  by  Cavalier Homes in years 2000 and 2001, valued at cost."

     4. Schedule I of the Agreement is amended to amend and restate the definition of "LIBOR Rate" in its entirety as follows:

     "LIBOR Rate" means: (a) so long as the sum of (A) and (B) below exceeds $77,000,000, the Base LIBOR Rate plus 200 basis points (2.00%); (b) at any time when the sum of (A) and (B) below is equal to or less than $77,000,000 but greater than $65,000,000, the Base LIBOR Rate plus 250 basis points (2.50%); and
(iii) at any time when the sum of (A) and (B) below is equal to or less than $65,000,000, the Base LIBOR Rate plus 275 basis points (2.75%):

               (A)      Consolidated Tangible Net Worth, plus

               (B)      (i)     in  fiscal  year  2000,  the  treasury     stock
purchased  by Cavalier Homes in year 2000, valued at cost, and

                       (ii)    in  fiscal  year  2001,  the  treasury      stock
purchased  by Cavalier Homes in years 2000 and 2001, valued at cost."

     The LIBOR Rate shall be adjusted automatically, upward or downward, as the case may be, on and as of the effective date of any change in the Base LIBOR Rate resulting from a change in the Reserve Requirement or, in the case of a required adjustment based on Consolidated Tangible Net Worth, the LIBOR Rate shall be adjusted on the first day of the month immediately following receipt by Lender of the monthly financial reports required by Section 7.2(B) of the Agreement."

     5. Schedule I of the Agreement is hereby amended to amend and restate the definition of "Revolving Rate" in its entirety as follows:

     "Revolving Rate" means, until maturity of the Revolving Note: (a) so long as the sum of (A) and (B) below exceeds $77,000,000, the per annum rate of interest equal to one-half of one percent (0.50%) below the Prime Rate in effect from time to time; (b) at any time when the sum of (A) and (B) below is equal to or less than $77,000,000 but greater than $65,000,000, the per annum rate of interest equal to the Prime Rate in effect from time to time; and (c) at any time when the sum of (A) and (B) below is equal to or less than $65,000,000, the per annum rate of interest equal to one-quarter of one percent (0.25%) above the Prime Rate in effect from time to time, and, after maturity of the Revolving Note, two percent (2.00%) above the Prime Rate in effect from time to time after maturity of the Revolving Note, whether by demand, acceleration or otherwise:

               (A)      Consolidated Tangible Net Worth, plus

               (B)      (i)     in  fiscal  year  2000,  the  treasury     stock
purchased  by Cavalier Homes in year 2000, valued at cost, and

                       (ii)    in  fiscal  year  2001,  the  treasury      stock
purchased  by Cavalier Homes in years 2000 and 2001, valued at cost."

Each time the Prime Rate shall change, the Revolving Rate shall change concurrently with such change in the Prime Rate, or, in the case of a required adjustment based on Consolidated Tangible Net Worth, the Prime Rate shall be adjusted on the first day of the month immediately following receipt by Lender of the monthly financial reports required by Section 7.2(B) of the Agreement."

     6. As conditions to the effectiveness of this Amendment, Borrowers shall have delivered to Lender such documentation as may be requested by Lender, or its counsel, to satisfy Lender that this Amendment has been duly authorized, executed and delivered on behalf of each Borrower, constitutes the valid and binding obligations of each Borrower, and is entitled to the security of the Agreement and the Security Documents.

     7. Notwithstanding the execution of this Amendment, all of the indebtedness evidenced by each of the Notes shall remain in full force and effect, and any Collateral described in any agreement providing security for any Obligation of the Borrowers or any of them so defined to include the Notes, or any of them, shall remain subject to the liens, pledges, security interests and assignments of any such agreements as security for the indebtedness evidenced by each of the Notes, the Obligations, and all other indebtedness described therein; nothing contained in this Amendment shall be construed to constitute a novation of any of the indebtedness evidenced by the Notes or to release, satisfy, discharge or otherwise affect or impair in any manner whatsoever (a) the validity or enforceability of any of the indebtedness evidenced by the Notes; (b)the liens, pledges, security interests, assignments and conveyances effected by the Agreement, the Security Documents and any other agreement securing any of the Notes, or the priority thereof; (c) the liability of any maker, endorser, surety, guarantor or other Person that may now or hereafter be liable under or on account of any of the Notes or any agreement securing any or all of the Notes; or (d) any other security or instrument now or hereafter held by Lender as security for or as evidence of any of the above-described indebtedness. Without in any way limiting the foregoing, (i) each Borrower acknowledges and agrees that the indebtedness evidenced by each of the Notes is and shall remain secured by the Collateral described in the Agreement and in the Security Documents and 13. Cavalier Homes specifically, in its capacity as guarantor under those certain Continuing Guaranty Agreements dated February 17, 1994, March 14, 1996, June 1, 1998 and March 31, 2000, by Cavalier Homes in favor of Lender (the "Guaranty Agreements"), acknowledges and agrees that the "Liabilities" (as defined in the Guaranty Agreements) of CIS Financial which are unconditionally guaranteed by Cavalier Homes shall in no way be modified, altered or impaired by this Amendment.

     8. Borrowers, jointly and severally, hereby represent and warrant to Lender that 15. the officers of each Borrower executing this Amendment have been duly authorized to do so and such amendment and the Agreement are valid and binding upon each Borrower which is a party thereto in every respect, enforceable in accordance with their terms, 16. each and every representation and warranty set forth in Article VI of the Agreement is true and correct as of the date hereof, and 17. no Event of Default, nor any event that, upon notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing.

     9. Unless otherwise expressly modified or amended hereby, all terms and conditions of the Agreement as heretofore amended shall remain in full force and effect, and the same, as amended hereby, are hereby ratified and confirmed in all respects.

     10. This Amendment shall inure to and be binding upon and enforceable by Borrowers and Lender and their respective successors and assigns.

     11. This Amendment may be executed in one or more counterparts, each of which when executed and delivered shall constitute an original. All such counterparts shall together be deemed to be one and the same instrument. The parties agree that any facsimile signature of any party on any counterpart original of this Amendment shall be deemed to be an original signature of such party for all purposes and shall fully bind the party whose facsimile signature appears on the counterpart original.

             [Remainder of this page intentionally left blank.]

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, by and through their respective duly authorized officers, as of the day and year first above written.


                                         BORROWERS:

                                                 CAVALIER HOMES, INC.


                                         By: /s/ Mike Murphy              [L.S.]
                                          --------------------------------------
                                         Its: Secretary
                                          --------------------------------------


                                               QUALITY HOUSING SUPPLY, LLC


                                         By: /s/ Mike Murphy              [L.S.]
                                            ------------------------------------
                                         Its: Secretary
                                             -----------------------------------


                                               CAVALIER MANUFACTURING, INC.


                                         By: /s/ Mike Murphy              [L.S.]
                                            ------------------------------------
                                         Its: Secretary
                                            ------------------------------------

                                                 CAVALIER INDUSTRIES, INC.


                                         By: /s/ Mike Murphy              [L.S.]
                                           -------------------------------------
                                         Its: Secretary
                                            ------------------------------------


                                                    DELTA HOMES, INC.


                                         By: /s/ Mike Murphy              [L.S.]
                                          -------------------------------------
                                         Its: Secretary
                                          --------------------------------------


                                                CAVALIER ENTERPRISES, INC.


                                         By: /s/ Mike Murphy              [L.S.]
                                          --------------------------------------
                                         Its: Secretary
                                           -------------------------------------


                                           CAVALIER ASSOCIATED RETAILERS, INC.


                                         By: /s/ Mike Murphy              [L.S.]
                                          --------------------------------------
                                         Its: Secretary
                                          --------------------------------------


                                               QUALITY CERTIFIED INSURANCE
                                                      SERVICES, INC.


                                         By: /s/ June Martin              [L.S.]
                                            ------------------------------------
                                         Its: Secretary
                                             -----------------------------------


                                             CAVALIER ASSET MANAGEMENT, INC.


                                         By: /s/ Mike Murphy              [L.S.]
                                          --------------------------------------
                                         Its: Secretary
                                          --------------------------------------


                                               CAVALIER MANUFACTURING ASSET
                                                        CO., INC.


                                         By: /s/ Mike Murphy              [L.S.]
                                          --------------------------------------
                                         Its: Secretary
                                          --------------------------------------



                                           CAVALIER INDUSTRIES ASSET CO., INC.


                                         By: /s/ Mike Murphy              [L.S.]
                                          --------------------------------------
                                         Its: Secretary
                                          --------------------------------------


                                            CAVALIER ENTERPRISES ASSET CO., INC.


                                         By: /s/ Mike Murphy              [L.S.]
                                          --------------------------------------
                                         Its: Secretary
                                          --------------------------------------


                                              CAVALIER REAL ESTATE CO., INC.


                                         By: /s/ Mike Murphy              [L.S.]
                                          --------------------------------------
                                         Its: Secretary
                                          --------------------------------------



                                               CIS FINANCIAL SERVICES, INC.


                                         By: /s/ June Martin              [L.S.]
                                          --------------------------------------
                                         Its: Secretary
                                          --------------------------------------


                                         LENDER:

                                                 FIRST COMMERCIAL BANK


                                         By: James Williams               [L.S.]
                                          --------------------------------------
                                         Its President
                                          --------------------------------------